                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 27, 2004

                        New Century Equity Holdings Corp.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-28536                  74-2781950
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(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)              Identification No.)

     300 Crescent Court, Suite 1110, Dallas, Texas                75201
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       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (214) 661-7488
                                                           --------------

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

          (d) On October  27,  2004,  New Century  Equity  Holdings  Corp.  (the
"Company") issued a press release  announcing that Jim Risher has been appointed to the Company's  Board of  Directors.  Mr. Risher was appointed to the Board of
Directors on October 27, 2004, and was named as a member of the Company's  audit committee.  Mr.  Risher  will stand for  election at the  Company's  2005 annual meeting of  stockholders.  A copy of the press  release is  furnished as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release, dated October 27, 2004.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEW CENTURY EQUITY HOLDINGS CORP.

Date: October 27, 2004                 By: /s/ JOHN P. MURRAY
                                          --------------------------------------
                                          Name:   John P. Murray
                                          Title:  Chief Financial Officer